UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2006

MANUGISTICS GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22154	52-1469385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9715 Key West Avenue Rockville, Maryland	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 255-5000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       ☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 11, 2006, the Company issued a press release announcing its results for its fiscal fourth quarter ended February 28, 2006. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The information contained in Item 2.02 of this Current Report on Form 8-K and the attached Exhibit 99.1 are furnished to, but not filed with, the SEC. The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibit shall be deemed to be furnished and not filed.

99.1.                        Press Release dated May 11, 2006 Announcing the Company’s Fiscal 2006 Fourth Quarter Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANUGISTICS GROUP, INC.

Date: May 11, 2006	By:	/s/ Joseph L. Cowan
Joseph L. Cowan
Chief Executive Officer